Exhibit 99.2

Cygne Designs, Inc.

Private Label Division of Innovo Group Inc.

Unaudited Pro Forma Combined Financial Information

On May 12, 2006, Cygne Designs, Inc. (“Cygne”) completed its previously announced acquisition of the business of the private label division of the Innovo Group Inc. (“Innovo Acquisition”). The purchase price was $10,180,000 plus transaction costs. Cygne funded the purchase price through the issuance of shares of its common stock to Mr. Hubert Guez and Mr. Paul Guez and the assumption of an amount payable of $2,500,000 by Innovo Group to Diversified Apparel Resources LLC (“Diversified Apparel”).

The following unaudited pro forma condensed combined statement of operations sets forth the combined results of operations for Cygne giving effect to the Innovo Acquisition using the purchase method of accounting as if the combination was consummated as of the beginning of the earliest period presented.

The audited Cygne historical statement of operations for the year ended January 31, 2006 (“Cygne Historical”) is combined with (i) the audited historical statement of operations of Innovo Acquisition for the year ended November 26, 2005 (“Private Label Historical”), (ii) the unaudited statement of operations of the denim business acquired from Diversified Apparel (the “Denim Acquisition”) for the period February 1, 2005 through July 30, 2005, and (iii) the pro forma adjustments (“Pro Forma Adjustments”). The Cygne historical financial statements include the actual results of the Denim Acquisition from July 31, 2005.

The unaudited Cygne historical statement for the three months ended April 30, 2006 (“Cygne Historical”) is combined with (i) the historical unaudited statement of operations of Innovo Acquisition for the three months ended February 25, 2006 (“Private Label Historical”) and (ii) the pro forma adjustments (“Pro Forma Adjustments”).

Pro forma adjustments to the statement of operations combines the pro forma Denim Acquisition adjustments with the pro forma Innovo Acquisition adjustments.

The Denim Acquisition pro forma adjustments include the adjustment of the historical gross profit to the contractual gross profit which is defined in the Cygne supply agreement with Diversified Apparel, adjustment of Denim Acquisition historical distribution and occupancy costs to the contractual cost as defined in the Cygne distribution agreement with Diversified Apparel, the recording of the expense under the restrictive covenant agreement with Hubert Guezt, the recording of the amortization of the intangible assets in connection with the Denim Acquisition and the adjustment to reflect the interest expense on the secured subordinated promissory note and amortization of debt discount expense recorded under the Denim Acquisition. See Cygne’s Current Report on Form 8-K, dated July 31, 2005, as amended, for more information and the historical financial statements of the Diversified Acquisition.

The Innovo Acquisition pro forma adjustments include the adjustment of Innovo Acquisition historical distribution and occupancy costs to the contractual cost as defined in the Cygne distribution agreement with Diversified Apparel, the adjustment of Innovo Acquisition historical amortization of its intangibles to the amortization of Cygne’s intangibles in connection with the Innovo Acquisition and the elimination of the Innovo Acquisition impairment of goodwill as shown on the Private Label Historical.

The unaudited pro forma balance sheet combines the historical unaudited balance sheet of Cygne as of April 30, 2006 with the pro forma adjustments to reflect the acquisition of Innovo Acquisition as if the acquisition had taken place on April 30, 2006.

Under the purchase method of accounting, the excess purchase price, including transaction costs in the Innovo Acquisition, over the fair value of net assets acquired was approximately $9,832,000, as more fully described in the notes to the unaudited pro forma condensed combined balance sheet. $3,000,000 of the purchase price has been recorded as intangible assets assigned to order backlog and customer relationships. These intangible assets are being amortized over three months and five years, respectively. At this time, the work needed to provide the basis for determining these fair values and their amortization periods has not been completed. Cygne has engaged an independent third party to determine the value of the intangible assets. As a result, the final allocation of the purchase price will be based on the results of the final valuation which will consider the fair value of intangible assets acquired, which could materially differ from the pro forma amounts shown herein. Accordingly, a change in the fair value of intangible assets and the amortization periods could impact the amount of annual amortization expense.

The pro forma information is presented for illustration purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the combination been in effect during these periods or which might be reported in the future. The pro forma financial information includes expenses allocated by Innovo Group Inc. to the Innovo Acquisition which may not be indicative of future results which will include actual expenses.

The pro forma statements should be read in conjunction with the historical financial statements and notes thereto which, for the Innovo Acquisition, have been included elsewhere herein, for Cygne, in its Annual Report on Form 10-K for the year ended January 31, 2006 and in its Quarterly Report filed on Form 10-Q for the three months ended April 30, 2006, and for the Diversified Acquisition, in Cygne’s Current Report on Form 8-K dated July 31, 2005, as amended.

The Other Financial Data presents a non-GAAP financial measure, EBITDA, which Cygne uses in its business. This measure is not calculated or presented in accordance with GAAP. EBITDA is explained in the table that follows the pro forma statements and is reconciled to its most directly comparable financial measure presented with GAAP in “Non-GAAP Financial Measure”.

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year Ended January 31, 2006

(In thousands except per share data)

	Cygne Historical Year Ended January 31, 2006 (1)	Private Label Historical Year Ended November 26, 2005(1)	Denim Acquisition February 1, 2005 through July 30, 2005(1)	Pro Forma Adjustments		Cygne Pro Forma
Net Sales	$58,453	$72,670	$40,399	$—		$171,522
Cost of goods sold	46,339	61,625	32,503	(3,826)	2	136,641

Gross profit	12,114	11,045	7,896	3,826		34,881
Selling, general and administrative expenses	11,174	6,261	4,937	2,397	3	24,769
Depreciation and amortization	997	1,368	19	(376)	4	2,008
Provision for restructuring	102	—	—	—		102
Impairment of goodwill	—	12,572	—	(12,572)	6	—

(Loss) income from operations before interest and income taxes	(159)	(9,156)	2,940	14,377		8,002
Interest expense including amortization of debt discounts	5,012	1,064	344	2,498	5	8,918
Other expense	175	—	—	—		175

(Loss) income from operations before income taxes	(5,346)	(10,220)	2,596	11,879		(1,091)
Provision for income taxes	35	—	1	—		36

Net (loss) income	$(5,381)	$(10,220)	$2,595	$11,879		$(1,127)

Net loss per share-basic and diluted	$(0.30)					$(0.06)

Weighted average common shares outstanding:
Basic	17,861					19,861

Other Financial Data
EBITDA	$1,832	$4,784	$2,959	$1,805		$11,380

See accompanying notes to unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Three Months Ended April 30, 2006

(In thousands except per share data)

	Cygne Historical For the Three Months Ended April 30, 2006 (7)	Private Label Historical For the Three Months Ended February 25, 2005(7)	Pro Forma Adjustments		Cygne Pro Forma
Net Sales	$20,895	$11,502	$—		$32,397
Cost of goods sold	15,931	9,574	—		25,505

Gross profit	4,964	1,928	—		6,892
Selling, general and administrative expenses	4,036	1,797	254	3	6,087
Depreciation and amortization	204	342	(180)	4	366

Income (loss) before interest and income taxes	724	(211)	(74)		439
Interest expense including amortization of debt discount	1,290	210	—		1,500

(Loss) from operations before income taxes	(566)	(421)	(74)		(1,061)
Provision for income taxes	18	—	—		18

Net loss	$(584)	$(421)	$(74)		$(1,079)

Net loss per share-basic and diluted	$(0.02)				$(0.04)

Weighted average common shares outstanding:
Basic	24,456				26,456

Other Financial Data
EBITDA	$928	$131	$(254)		$805

See accompanying notes to unaudited pro forma condensed combined financial statements.

Cygne Designs, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1	The audited Cygne historical statement of operations for the year ended January 31, 2006 (“Cygne Historical”) is combined with (i) the audited historical statement of operations of Innovo Acquisition for the year ended November 26, 2005 (“Private Label Historical”), (ii) the unaudited statement of operations of the denim acquisition for the period February 1, 2005 through July 30, 2005 (“Denim Acquisition”), and (iii) the pro forma adjustments (“Pro Forma Adjustments”). The Cygne Historical financial statements include the actual results of the Denim Acquisition since July 31, 2005.

		Denim Acquisition Period ended July 30, 2005	Innovo Acquisition Year ended January 31, 2006	Total	Innovo Acquisition Three months ended April 30, 2006
		($ in thousands)
2	Reflects the adjustment of the Denim Acquisition historical gross profit to contractual gross profit as defined in the Cygne supply agreement with Diversified Apparel for the period February 1, 2005 through July 30, 2005.	3,826	—	3,826	—

3	Reflects the adjustments to selling, general and administrative expenses for the year ended January 31, 2006 and the three months ended April 30, 2006.
	Reflects the difference between the historical Denim Acquisition and Innovo Acquisition distribution costs and the contractual cost of $0.50 per unit as defined in the Cygne distribution agreement with Diversified Apparel.	18	1,970	1,988	254

	Reflects the expense under the restrictive covenant agreement with Hubert Guez which became effective upon the closing date of the Denim Acquisition on July 31, 2005.	409	—	409	—

				2,397	254

4	Reflects the adjustments to amortization of intangible assets for the year ended January 31, 2006 and the three months ended April 30, 2006.
	Reflects the amortization of intangible assets recorded in accounting for the Denim Acquisition for the period February 1, 2005 through July 31, 2005.	344	—	344	—
	Reflects the amortization of intangible assets recorded for the Innovo Acquisition substantially over a five year term. The final allocation of the purchase price may involve revaluation of certain assets and a change in the amortization period.	—	600	600	150

	Reflects the elimination of amortization of identifiable intangible assets recorded by Innovo Group, Inc. in its historical statements.	—	(1,320)	(1,320)	(330)

				(376)	(180)

		Denim Acquisition Year ended January 31, 2006	Innovo Acquisition Year ended January 31, 2006
		($ in thousands)
5	Reflects the Denim Acquisition interest expense on the secured subordinated promissory note and the amortization of debt discount expenses for the period February 1, 2005 through July 30, 2005	2,498	—

6	Reflects the elimination of the impairment of goodwill as shown on the historical statements of Innovo Acquisition	—	(12,572)

7	The unaudited Cygne historical statement for the three months ended April 30, 2006 (“Cygne Historical”) is combined with (i) the historical unaudited statement of operations of Innovo Acquisition for the three months ended February 25, 2006 (“Private Label Historical”) and (ii) the pro forma adjustments (“Pro Forma Adjustments”).

Unaudited Pro Form Condensed Combined Balance Sheet

April 30, 2006

(In thousands except per share data)

	Cygne Historical At April 30, 2006(8)	Pro Forma Adjustments		Cygne Pro Forma
Assets
Current assets:
Cash and cash equivalents	$103	$—		$103
Trade accounts receivables	114	—		114
Due from factor	290	—		290
Inventories	5,531	500	9	6,031
Marketable securities	42	—		42
Other receivables and prepaid expenses	280	(40)	9	240

Total current assets	6,360	460		6,820
Fixed assets, net	710	—		710
Intangible assets, net	2,303	3,000	9	5,303
Goodwill	66,576	6,832	9	73,408

Deposits	68	—		68

Total assets	$76,017	$10,292		$86,309

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long term note payable to a related party	$1,500	$—		$1,500
Due to related parties, net	2,102	2,500	9	4,602

Accounts payable	601	—		601
Accrued expenses	1,094	112	9	1,206

Income tax payable	593	—		593

Total current liabilities	5,890	2,612		8,502
Secured subordinated note payable to a related party, net	28,162	—		28,162

Total liabilities	34,052	2,612		36,664

Stockholder’s equity
Preferred stock, $0.01 par value; 1,000,000 shares authorized: none issued and outstanding
Common stock, $0.01 par value
Authorized: 100,000,000 shares	—
Issued and outstanding at April 30, 2006: 24,462,109
Issued and outstanding at April 30, 2006 with pro forma effect: 26,462,109	245	20		265
Paid-in capital	160,832	7,660		168,492
Accumulated other comprehensive (loss) income	2	—		2
Accumulated deficit	(119,114)	—		(119,114)

Total stockholders’ equity	41,965	7,680		49,645

Total liabilities and stockholders’ equity	$76,017	$10,292		$86,309

See accompanying notes to unaudited pro forma condensed combined financial statements.

8	The unaudited pro forma balance sheet combines the historical unaudited balance sheet of Cygne as of April 30, 2006 with the pro forma adjustments to reflect the Innovo Acquisition as if the acquisition took place on April 30, 2006.

9	The calculation of the purchase price of the Innovo Acquisition and the preliminary allocation of the purchase price. The final allocation of the purchase price may involve revaluation of certain assets and a change in the amortization period.

	Calculation of the Purchase Price

	Issuance of 2,000,000 shares of our Common Stock, par value $0.01 at $3.84 per share	$7,680
	Assumption of liability to Diversified Apparel Resources LLC	2,500
	Transaction costs of which $40,000 was paid prior to April 30, 2006 and $112,000 was accrued in the pro forma adjustment.	152

	Total Purchase Price	$10,332

	Allocation of Purchase Price
	Inventories	$500
	Intangible assets which consists of customer relationships and backlog	3,000
	Excess purchase price allocated to goodwill	6,832

		$10,332

Non-GAAP Financial Measure

EBITDA is used as a supplemental financial measure by management and by external users of Cygne’s financial statements, such as investors and Cygne’s factor, to assess:

•	the financial performance of Cygne’s assets without regard to financing methods, capital structures or historical cost basis;

•	the ability of Cygne’s assets to generate cash sufficient to pay interest on its indebtedness; and

•	Cygne’s operating performance and return on invested capital as compared to those of other companies in the apparel business, without regard to financing methods and capital structure.

EBITDA should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA excludes some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, EBITDA as presented below may not be comparable to similarly titled measures of other companies.

	For the Year Ended January 31, 2006					For the Three Months Ended April 30, 2006
	Cygne Historical Year Ended January 31, 2006 (1)	Private Label Historical Year Ended November 26, 2005 (1)	Denim Acquisition February 1, 2005 through July 30, 2005(1)	Pro Forma Adjustments	Cygne Pro Forma	Cygne Historical Three Months Ended April 30, 2006 (2)	Private Label Historical Three Months Ended February 25, 2006 (2)	Pro Forma Adjustments	Cygne Pro Forma
	(In Thousands)
Reconciliation of EBITDA to net (loss) income
Net (loss) income	$(5,381)	$(10,220)	$2,595	$11,879	$(1,127)	$(584)	$(421)	$(74)	$(1,079)
Depreciation, amortization and impairment of long-lived assets	2,166	13,940	19	(12,572)	3,553	204	342	(180)	366
Interest expense including amortization of debt discounts	5,012	1,064	344	2,498	8,918	1,290	210	—	1,500
Provision for income taxes	35	—	1	—	36	18	—	—	18

EBITDA	$1,832	$4,784	$2,959	$1,805	$11,380	$928	$131	$(254)	$805

1.	The audited Cygne historical statement of operations for the year ended January 31, 2006 (“Cygne Historical”) is combined with (i) the audited historical statement of operations of Innovo Acquisition for the year ended November 26, 2005 (“Private Label Historical”), (ii) the pro forma unaudited statement of operations of the denim acquisition for the period February 1, 2005 through July 31, 2005 (“Denim Acquisition”), and (iii) the pro forma adjustments (“Pro Forma Adjustments”).
2.	The unaudited Cygne historical statement for the three months ended April 30, 2006 (“Cygne Historical”) is combined with (i) the historical unaudited statement of operations of Innovo Acquisition for the three months ended February 25, 2006 (“Private Label Historical”) and (ii) pro forma adjustments (“Pro Forma Adjustments”).